Evolution Managed Bond Fund
Evolution All-Cap Equity Fund
Evolution Large Cap Fund
Evolution Small Cap Fund
Evolution Total Return Fund
(the “Funds”)
each a Series of the
DIREXION FUNDS (the “Trust”)

Supplement dated July 9, 2008
to the Prospectus dated December 28, 2007

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

EVOLUTION SMALL CAP FUND AND EVOLUTION TOTAL RETURN FUND

On May 7, 2008, the Board of Trustees of the Direxion Funds approved changes to the names and principal investment policies of the Evolution Small Cap Fund and the Evolution Total Return Fund.

Effective September 8, 2008, the Evolution Small Cap Fund will be renamed the Evolution Market Leaders Fund.  This Fund will invest primarily in equity securities, either directly through individual stocks and American Depositary Receipts or indirectly through securities that invest in or are a derivative of equity securities.

Effective September 8, 2008, the Evolution Total Return Fund will be renamed the Evolution Alternative Investment Fund.  This Fund will invest primarily in securities, including equities and interest bearing fixed income securities, having a low or negative correlation with the S&P 500® Index (collectively, “alternative securities”) or indirectly through securities that invest in or are a derivative of alternative securities.

Each Fund is required to provide shareholders with 60-days advance notice of a change in principal investment policy.  This Supplement serves as the required notice.

Effective immediately, the information regarding Bruce Grieg on page 21 of the prospectus is deleted.  Dr. Z. George Yang will become a portfolio manager of the Funds on July 21, 2008.  Dr. Yang joined Flexible Plan Investment, Ltd. as Director of Research following a 10-year engineering career developing quantitative and analytical methods in the automotive industry.  He holds an MBA from the University of Michigan, a Ph.D. from Cornell University, and a Bachelor of Science degree from the University of Science and Technology of China.

Questions regarding these changes may be directed to the Fund at (800) 851-0511.

Please retain this Supplement with the Prospectus for future reference.

Evolution Managed Bond Fund
Evolution All-Cap Equity Fund
Evolution Large Cap Fund
Evolution Small Cap Fund
Evolution Total Return Fund
(the “Funds”)
each a Series of the
DIREXION FUNDS

Supplement dated July 9, 2008
to the Statement of Additional Information dated December 28, 2007

Effective immediately, the information regarding Bruce Grieg on pages 32 and 33 is deleted.  Dr. Z. George Yang will become a portfolio manager of the Funds on July 21, 2008.  As of June 30, 2008, Dr. Yang did not manage any other accounts.  In addition, Dr. Yang did not beneficially own shares of the Funds.

As of September 8, 2008 all references to the Evolution Small Cap Fund and the Evolution Total Return Fund should be replaced with the Evolution Market Leaders Fund and Evolution Alternative Investment Fund, respectively.

This Statement of Additional Information Supplement is incorporated by reference to the Fund’s Prospectus Supplement dated July 9, 2008.  For a complete description of changes to the Funds, please see the Prospectus Supplement.

Please retain this Supplement with the Statement of Additional Information for future reference.